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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 10, 1998


                                  CD RADIO INC.
               (Exact Name of Registrant as Specified in Charter)


          DELAWARE                    0-24710                   52-1700207
(State or other Jurisdiction  (Commission File Number)       (I.R.S. Employer
      of Incorporation)                                     Identification No.)

1180 AVENUE OF THE AMERICAS, 14TH FL., NEW YORK, NY                10036
    (Address of Principal Executive Offices)                     (Zip Code)

       Registrant's telephone number, including area code: (212) 899-5000

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SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

         In connection with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 (the "Reform Act"), the Company is hereby providing cautionary statements identifying important factors that could cause the Company's actual results to differ materially from those projected in forward-looking statements (as such term is defined in the Reform Act) made in this Current Report on Form 8-K. Any statements that express, or involve discussions as to, expectations, beliefs, plans, objectives, assumptions or future events or performance (often, but not always, through the use of words or phrases such as "will likely result," "are expected to," "will continue," "is anticipated," "estimated," "intends," "plans," "projection" and "outlook") are not historical facts and may be forward-looking. Such statements involve estimates, assumptions and uncertainties that could cause actual results to differ materially from those expressed in the forward-looking statements. Accordingly, any such statements are qualified in their entirety by reference to, and are accompanied by, the factors discussed in Annual Report on Form 10-K for the year ended December 31, 1997, and investors should not place undue reliance on any such forward- looking statements. Among the key factors that have a direct bearing on the Company's results of operations are the potential risk of delay in implementing the Company's business plan; increased costs of construction and launch of necessary satellites; dependence on satellite construction and launch contractors; risk of launch failure; unproven market and unproven applications of existing technology; and the Company's need for additional financing.

         Management cannot assess the impact of each such factor on the Company's business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Further, any forward looking statement speaks only as of the date on which such statement is made, and the Company undertakes no obligation to update any forward-looking statement or statements to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time, and it is not possible for management to predict all of such factors.

ITEM 5.  OTHER EVENTS.

         On October 7, 1998, CD Radio Inc. (the "Company") filed Amendment No. 3 to its Registration Statement on Form S-3 (File No. 333-52893) (the "Amendment"). At the time of the filing of the Amendment, certain uncertainties existed, as described in "RISK FACTORS--EXPECTATION OF CONTINUING LOSSES; NEGATIVE CASH FLOW" and "--NEED FOR SUBSTANTIVE ADDITIONAL FINANCING" in the Amendment, which indicated that the Company may not have been able to continue as a going concern through 1999. Such uncertainties were noted in the report of the Company's independent public accountants, PricewaterhouseCoopers, LLP, on the Company's financial statements for the year ended December 31, 1997 (the "l997 Financial Statements") that was filed as an exhibit to the Amendment.

         Subsequent to the filing of the Amendment, the Company sold 5,000,000 shares of its common stock, par value $0.001 per share, to Prime 66 Partners, L.P. for a purchase price of $100 million and has agreed to sell 1,350,000 of a new class of 9.2% Series A Junior Cumulative Convertible Preferred Stock to Apollo Investment Fund IV, L.P. and Apollo Overseas Partners IV, L.P. (collectively, the "Apollo Investors") for $135 million. In

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addition, the Apollo Investors have granted the Company an option to sell them
650,000 shares of a new class of 9.2% Series B Junior Cumulative Convertible Preferred Stock for $65 million. The Company expects that the net proceeds from the sale of these securities will provide the Company sufficient funding to continue as a going concern through 1999. Accordingly, PricewaterhouseCoopers, LLP has revised its report on the Company's 1997 Financial Statements. A copy of their revised report is filed herewith as Exhibit 99.l.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits.

         99.1     Report of PricewaterhouseCoopers, LLP.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       CD RADIO INC.


                                       By: /s/ Patrick L. Donnelly
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                                       Patrick L. Donnelly
                                       Executive Vice President, General Counsel
                                       and Secretary

Dated: December 10, 1998

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                                  EXHIBIT INDEX

                     Pursuant to Item 601 of Regulation S-K

      Exhibit No.                              Description of Exhibit
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         99.1                           Report of PricewaterhouseCoopers, LLP

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